SEVENTH AMENDMENT TO
                            REVOLVING NOTE AGREEMENT

      This Seventh Amendment to the Revolving Note Agreement ("the AMENDMENT") is entered into as of March 26, 2007, by and among Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Aggregates, Inc., Marine Growth Freight, Inc.,, and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), and Frank P. Crivello (the "Lender").

            WHEREAS, the Borrower and the Lender are parties to a Revolving Note Agreement dated as of January 5, 2006 (the "NOTE AGREEMENT") pursuant to which, among other things, the Borrower promised to pay the Lender the principal sum of up to Fifty Thousand Dollars ($50,000.00), or so much thereof as shall have been advanced by the Lender to the Borrower plus interest thereon at an annual rate equal to ten percent (10%) on the Maturity date of such Note being June 30, 2006.

            WHEREAS,   the  Note  Agreement  was  amended  on  March  31,  2006,
permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

            WHEREAS, the Note Agreement was amended on June 20, 2006, permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

            WHEREAS, the Note Agreement was amended on October 6, 2006, permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

            WHEREAS, the Note Agreement was amended on January 15, 2007, permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

            WHEREAS, the Note Agreement was amended on February 20, 2007, permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

            WHEREAS,   the  Note  Agreement  was  amended  on  March  16,  2007,
permitting the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

            WHEREAS, the parties desire to make a certain amendment to the Sixth Amendment to the Revolving Note Agreement to permit the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender and to extend the date in which the principal sum, plus interest, is due.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment the parties agree as follows:

            1. Paragraph One of the Note Agreement is hereby amended and restated to provide as follows:

                  FOR VALUE RECEIVED, Marine Growth Ventures Inc., Marine Growth Finance and Charter, Inc., Marine Aggregates, Inc., Marine Growth Freight, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), having an office at 3408 Dover Road, Pompano Beach, Florida 33062, hereby promises to pay to the order of Frank P. Crivello (the "Lender"), at the Lender's office located at 3408 Dover Road, Pompano Beach, Florida 33062 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon on the Maturity Date at an annual rate equal to ten percent (10%).

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           2. The entire principal sum of $500,000.00,  plus interest,  shall be due and payable on the 20th day of February 2008. Notwithstanding the foregoing, if the principal balance shall be prepaid in full by December 15, 2007, then all interest shall be waived, and no interest shall be due and payable to Payee.

            3. This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. Except as amended hereby, all other terms and conditions of the Note Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LENDER


/s/ Frank P. Crivello
----------------------------------
Frank P. Crivello

BORROWER


/s/ Paul L. Schwabe                      /s/ Paul L. Schwabe
----------------------------------       ----------------------------------
Paul L. Schwabe, Secretary               Paul L. Schwabe, Secretary
Marine Growth Ventures, Inc.             Marine Growth Finance and Charter, Inc.


/s/ Paul L. Schwabe                      /s/ Paul L. Schwabe
----------------------------------       ----------------------------------
Paul L. Schwabe, Secretary               Paul L. Schwabe, Secretary
Marine Aggregates, Inc.                  Marine Growth Freight, Inc.


/s/ Paul L. Schwabe
----------------------------------
Paul L. Schwabe, Secretary
Gulf Casino Cruises, Inc.